SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2016
SUBSEQUENT EVENT
SUBSEQUENT EVENT

24.SUBSEQUENT EVENT

In January 2017, the Group invested in Mobike Limited, a Chinese bike-sharing company, with total amount of US$10 million, in form of preferred shares and convertible notes.

In February 2017, the Group has entered into a definitive share purchase agreement with the shareholders of Crystal Orange Hotel Holdings Limited (“Crystal Orange”) to acquire all of the equity interests of Crystal Orange for an initial aggregate consideration in cash of approximately RMB3.65 billion, with customary post-closing adjustments. The closing of the Transaction is subject to the approval from the Antitrust Bureau of Ministry of Commerce of China. Cash deposit of RMB700 million has been paid in February 2017.